UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 ______________


       Date of Report (Date of earliest event reported): October 14, 2004


                                NSD Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


      Pennsylvania                     0-22124                    25-1616814
   -------------------             ----------------        ---------------------
    (State or other                  (Commission               (IRS Employer
     jurisdiction of                 File Number)           Identification No.)
     incorporation)



                5004 McKnight Road, Pittsburgh, PA                15237
             ----------------------------------------          ------------
             (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (412) 231-6900

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                NSD BANCORP, INC.
                           CURRENT REPORT ON FORM 8-K

ITEM 1.01 Entry into a Material Definitive Agreement.

     On October 14, 2004, NSD Bancorp, Inc. ("NSD") entered into an Agreement and Plan of Merger with F.N.B. Corporation ("F.N.B.") dated as of October 14, 2004 (the "Agreement"), providing for the merger of NSD with and into F.N.B.

     Under the terms of the Agreement, shareholders of NSD will be entitled to receive 1.8 shares of F.N.B. common stock for each share of NSD common stock held. The merger is valued at approximately $135.8 million dollars. The merger is subject to NSD shareholder approval, regulatory approval, and other customary conditions of closing.

     The Agreement and NSD's press release are attached as Exhibits 2.1 and 99.1, respectively, to this report and are incorporated herein by reference. The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibits.


ITEM 3.03 Material Modification to Rights of Security HOlders.

     On October 14, 2004, the Board of Directors of NSD authorized the redemption of all outstanding shareholder rights at the redemption price of $0.001 pursuant to the Rights Agreement, dated September 12, 2002, between NSD and Registrar and Transfer Company. Shareholders will receive notice of the redemption and will later receive the redemption price from Registrar and Transfer Company.

     NSD's press release is attached as Exhibit 99.2 to this report and is incorporated herein by reference.


ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number   Description
--------------   -----------

    2.1 Agreement and Plan of Merger, dated as of October 14, 2004, between F.N.B. Corporation and NSD Bancorp, Inc.
   99.1 Press Release dated October 15, 2004 regarding the merger announcement.
   99.2 Press Release dated October 15, 2004 regarding the redemption of shareholder rights.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


NSD Bancorp, Inc.


Date: October 18, 2004                       BY: /s/ William C. Marsh
                                                 -------------------------------
                                             Name:   William C. Marsh
                                             Title:  Principal Financial Officer
                                                     Senior Vice President
                                                     Chief Financial Officer

                                  EXHIBIT INDEX




EXHIBIT NO.
-----------

    2.1 Agreement and Plan of Merger, dated as of October 14, 2004, between F.N.B. Corporation and NSD Bancorp, Inc.
   99.1 Press Release dated October 15, 2004 regarding the merger announcement.
   99.2 Press Release dated October 15, 2004 regarding the redemption of shareholder rights.